SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K
                                CURRENT REPORT
                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)                 April 15, 2004
                                                                 --------------


                         INTERSTATE BAKERIES CORPORATION
                         -------------------------------
             (Exact name of Registrant as specified in its charter)

Delaware                       1-11165                           43-1470322
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(State or other Jurisdiction   (Commission File Number)       (I.R.S. Employer
of  Incorporation)                                           Identification No.)




12 East Armour Boulevard, Kansas City, Missouri                       64111
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      (Address of principal executive offices)                      (Zip Code)


Registrant's telephone number, including area code    (816) 502-4000
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         (Former name or former address, if changed since last report)


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Item 7.         Financial Statements and Other Exhibits

      (c)  Exhibits

      Exhibit No.       Description
      -----------       -----------

      Exhibit 99 Interstate Bakeries Corporation press release dated April 15, 2004.

Item 12.   Results of Operations and Financial Condition

      On April 15, 2004, Interstate Bakeries Corporation issued a press release containing unaudited financial information and accompanying discussion for its fiscal quarter ended March 6, 2004. The full text of the press release is furnished as an exhibit to this report on Form 8-K.

      The information contained in this Item 12 and the exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

                                     * * *


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                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                               INTERSTATE BAKERIES CORPORATION


Date: April 15, 2004
                               By:  /s/ James R. Elsesser
                                    --------------------------------
                                    James R. Elsesser
                                    Chairman and Chief Executive Officer





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


                                 EXHIBIT INDEX
                                 -------------


      Exhibit No.       Description
      -----------       -----------

      Exhibit 99 Interstate Bakeries Corporation press release dated April 15, 2004.




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